                                                           SCHWABFUNDS(R)

                                                               [LOGO]

                                                               SCHWAB
                                                              ONESOURCE
                                                            PORTFOLIOS--
                                                            INTERNATIONAL






ANNUAL REPORT
OCTOBER 31, 1996



[Photo of the Schwab Building, San Francisco, California]

Dear Shareholder,

               It's been an exciting year at SchwabFunds(R). With the support of
[Photo of      investors like you, the SchwabFunds Family(R) continues to rank
Charles R.     among the largest and fastest-growing mutual fund complexes in
 Schwab]       the nation. In total, Charles Schwab Investment Management, Inc.
               (CSIM), manages over $40 billion in assets for approximately 2.5 million shareholders. Today CSIM offers investors 30 mutual funds spanning a spectrum of financial markets and investing styles.
You'll find in-depth information on the performance of your SchwabFunds investment in the following pages.

SMART NEW WAYS TO DIVERSIFY YOUR PORTFOLIO

Now more than ever, investors tell us they're looking for new ways to diversify their portfolios in order to manage risk and enhance return potential. But with literally thousands of mutual funds to choose from, analyzing and selecting funds can be an overwhelming task. That's why we've introduced the new Schwab OneSource Portfolios--three "funds of funds" that span both U.S. and international markets. Each OneSource Portfolio is actively managed by an experienced portfolio manager who invests in a variety of mutual funds from well-known fund families, monitors their performance and adjusts the portfolio mix in response to changes in the markets. So you can get diversification not only across asset classes--stocks, bonds and cash--but among different funds and investing styles too.

OPENING NEW CHANNELS OF COMMUNICATION

If you're among the millions of people exploring the Internet, I encourage you to visit our Web site at WWW.SCHWAB.COM. There you'll find a wealth of online information about SchwabFunds as well as a wide range of investments and resources available from Schwab. You can access the latest mutual fund performance data, request a free fund prospectus, trade funds and more -- all from the comfort of your home or office, 24 hours a day. It's just one more way we're harnessing the latest technology to make investing easier and more convenient.

Thank you for placing your trust in SchwabFunds. In the year ahead, we'll continue working to provide you with an expanding range of investment opportunities to meet your needs.



                                                  /s/ Charles R. Schwab
                                                  Charles R. Schwab



Cover: The Schwab Building, San Francisco, California

                                              Keep Your
                                              Money Working
                                              Harder!
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                                              Use this envelope to easily add to
                                              your SchwabFunds(R)

CharlesSchwab

WE'VE MADE IT EASIER FOR YOU! TAKE ADVANTAGE OF THIS OPPORTUNITY TO ADD TO YOUR SCHWABFUNDS(R) INVESTMENT.

Now, you can add to your account by using this convenient Schwab investment envelope. It's a simple, easy way to increase your investment. You can also have money transferred to your fund directly from your bank account or payroll check using Schwab's free Automatic Investment Plan (AIP) (1). If you'd like more information on AIP, just check the appropriate box on the coupon. We'll send you everything you need to get started.

DON'T DELAY. USE THIS CONVENIENT INVESTMENT ENVELOPE AND SEND YOUR CHECK TODAY!

(1) The Automatic Investment Plan does not ensure profit or protect against
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NAME

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* THIS ENVELOPE MAY NOT BE USED FOR INITIAL INVESTMENTS. SUBSEQUENT
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(C)1996 Charles Schwab & Co., Inc. All rights reserved. Member SIPC/NYSE.
Printed on recycled paper. TF4447(12/96) CRS 12012


--- --- --- - -- - --- - -- --- -- --
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PLEASE INDICATE TO WHICH SCHWABFUND YOUR INVESTMENT SHOULD GO:

[ ] Schwab S&P 500 Fund
[ ] Schwab Analytics Fund(TM)
[ ] Schwab Small-Cap Index Fund(R)
[ ] Schwab International Index Fund(R)
[ ] Schwab OneSource Portfolios - International
[ ] Schwab Asset Director(R) - High Growth Fund
[ ] Schwab Asset Director(R) - Balanced Growth Fund
[ ] Schwab Asset Director(R) - Conservative Growth Fund

IF NO FUND IS INDICATED, YOUR INVESTMENT WILL GO INTO THE SWEEP ACCOUNT YOU'VE DESIGNATED.

                                      [(LIFT HERE FOR MORE INFORMATION)]

CHARLES SCHWAB

JUST FOLLOW THESE EASY STEPS TO INVEST IN YOUR SCHWABFUNDS(R) ACCOUNT:

1.  Fill out the Schwab investment coupon completely,
    including your name, account number, amount of
    your check and signature. Please use one coupon
    for each account.
                                                      THIS ENVELOPE IS INTENDED
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3.  Then just drop your SchwabFunds investment envelope
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    to call 1-800-2 NO-LOAD.

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
                               TABLE OF CONTENTS

           A WORD FROM SCHWABFUNDS ..............................  2
           PERFORMANCE ..........................................  3
           REGIONAL DIVERSIFICATION .............................  4
           TOP FIVE COUNTRIES ...................................  4
           ASSET MIX ............................................  5
           TOP TEN HOLDINGS .....................................  5
           THE PORTFOLIO MANAGEMENT TEAM ........................  6
           MARKET OVERVIEW ......................................  7
           QUESTIONS AND ANSWERS ................................ 11
           FINANCIAL STATEMENTS ................................. 15
           NOTES TO FINANCIAL STATEMENTS ........................ 19

A WORD FROM SCHWABFUNDS

We would like to take this opportunity to welcome you to the Schwab OneSource Portfolios--International. We are pleased to present the Fund's first annual report for the period from October 16, 1996 (inception date) to October 31, 1996. Though we are reporting on a very short two-week time period, we hope that this report will provide you with useful information about the Fund's investments and management strategies.

The Schwab OneSource Portfolios--International is a mutual fund which invests in international equity funds and other funds from Schwab's Mutual Fund OneSource(R) service. The Fund also has the ability to invest directly in stocks to make the most of other investment opportunities. With this investment, you can access the expertise of a professional manager who selects and monitors a portfolio of mutual funds and other securities for you.

The Fund was launched after an initial subscription period which generated $54 million in assets and 9,037 new shareholder accounts. Since that time, we have experienced additional growth in assets and accounts. Over 700 additional accounts have been opened and assets have grown to equal $59 million as of October 31, 1996.

We would also like to offer shareholders a new way to keep up-to-date on the Schwab OneSource Portfolios--International. Fund shareholders now have access to monthly updates through a special shareholder line, 1-888-9 NO-LOAD (1-888-966-5623). You will be able to hear top holdings information and the latest market commentary from the portfolio management team.

PERFORMANCE
================================================================================
                                                   Cumulative Total Return
                                                10/16/96 (Inception)-10/31/96
--------------------------------------------------------------------------------
Schwab OneSource Portfolios--International                  (0.90)%
--------------------------------------------------------------------------------
MSCI EAFE Index                                             (1.72)%

(Morgan Stanley Capital International Europe, Australasia, Far East Index)
================================================================================

The performance shown here represents a two-week period and is not indicative of the Fund's future performance. Updated performance numbers can be found on Schwab's web site at www.schwab.com or by calling 1-800-2 NO-LOAD.

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The Investment Manager and Schwab waived a portion of their fees during the reporting period and have guaranteed that the Fund's total operating expenses will not exceed 0.50% through at least February 28, 1999. Without this fee waiver and guarantee, the cumulative total return since inception would have been (1.02)%. Indices are unmanaged, and unlike funds, do not reflect payment of advisory fees and other expenses associated with an investment in funds. Investors cannot, however, directly invest in an index.

The following information represents the Fund's asset mix, diversification and holdings on October 31, 1996 and is not indicative of future holdings or diversification. A complete listing of the Fund's holdings, also as of October 31, 1996, can be found in the Statement of Net Assets section of this report.

REGIONAL DIVERSIFICATION

     REGION                                                   % OF FUND NET ASSETS

     Developed Europe 1                                                38.3

     Developed Pacific 2                                               27.3

     Emerging Markets                                                   8.9

     Canada                                                             2.2

     United States                                                      5.6

     Other Investments                                                  6.5

     Cash Equivalents and Other Assets/Liabilities                     11.2

     TOTAL                                                            100.0

TOP FIVE COUNTRIES

     COUNTRY                                                  % OF FUND NET ASSETS

     Japan                                                             14.3

     United Kingdom                                                    10.0

     France                                                             5.2

     Germany                                                            4.6

     Hong Kong                                                          4.5

     TOTAL                                                             38.6

1 Developed Europe includes the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

2 Developed Pacific includes the following countries: Australia, Hong Kong, Indonesia, Japan, Malaysia, New Zealand, Singapore and Thailand.

ASSET MIX

     TYPE OF INVESTMENT                                       % OF FUND NET ASSETS

     International Mutual Funds                                        57.7

     Global Mutual Funds                                               14.0

     European Region Mutual Funds                                       2.8

     Pacific Region Mutual Funds                                        6.1

     Single Country Mutual Funds                                        3.6

     Emerging Market Mutual Funds                                       4.6

     Cash Equivalents and Other Assets/Liabilities                     11.2

     TOTAL                                                            100.0

TOP TEN HOLDINGS 3

     NAME OF MUTUAL FUND                                      % OF FUND NET ASSETS

     Seligman Henderson Global
     Smaller Companies Fund, Class A                                    6.0

     Founders Passport Fund                                             5.7

     Janus Overseas Fund                                                5.6

     SoGen Overseas Fund                                                5.0

     Ivy International Fund, Class A                                    5.0

     BT International Equity Fund                                       5.0

     Hotchkis & Wiley International Fund                                4.0

     Janus Worldwide Fund                                               4.0

     Managers International Equity Fund                                 4.0

     Colonial Newport Tiger Fund, Class Z                               3.3

     TOTAL                                                             47.6


3 These holdings are not indicative of the Fund's holdings after 10/31/96 and should not be considered a recommendation for any specific security.

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD, Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the Fund's portfolio. Steve joined Charles Schwab Investment Management (CSIM) as Vice President and Portfolio Manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors. He holds an M.B.A. from the Wharton School and a B.A. in economics from Virginia Tech, and has been a chartered financial analyst since 1985.

CYNTHIA LIU, Vice President and Senior Portfolio Manager, has primary responsibility for day-to-day management of the Fund. Cynthia joined CSIM in July 1996 and currently manages the three Schwab OneSource Portfolios. Prior to joining CSIM, Cynthia was Director of Investment Strategy at Jardine Fleming Unit Trust in Hong Kong. She was honored with the Alfred Dunhill Award of Excellence in the 1995 Fund Manager of the Year Awards, sponsored by the South China Morning Post. Cynthia holds a B.A. in economics from National Cheng-chi University in Taiwan and is a chartered financial analyst.

The following market overview and answers to questions are provided by the portfolio management team.

                              REAL GDP GROWTH RATE
                       (QUARTERLY % CHANGE, ANNUAL RATE)
                   -----------------------------------------
                   Q4-95                                0.3%
                   Q1-96                                2.0%
                   Q2-96                                4.7%
                   Q3-96                                2.0%


MARKET OVERVIEW

As shown on the graph above, the start of the fiscal year November 1, 1995 was ushered in with a weak fourth quarter 1995 real GDP growth rate of 0.3%, which caused some concern over the possibility of an economic recession. However, as time progressed, the economic climate improved significantly. By the third quarter of 1996, sentiment was focused on the apparent strength of the economy and its potential impact on future inflation. The financial markets were particularly concerned that the combined impact of strong economic growth and the strength of the labor market would force the Federal Reserve ("the Fed") to raise the federal funds rate in an effort to prevent a resurgence of inflation.

At the close of the Fund's fiscal year, job creation appears to be maintaining a healthy pace and the national unemployment rate of 5.2% is near its low for the decade. Although the pace of economic growth has slowed somewhat to a rate of 2.0% in the third quarter of 1996, there remain signs of potential inflationary pressures in the economy. Although both price and wage inflation appear to be well contained, the Fed has indicated it will maintain a posture of "heightened surveillance" and remain diligent in its effort to prevent increases in inflation.

                            TOTAL RETURN PERFORMANCE
                          GROWTH OF A DOLLAR INVESTED


                                Schwab         Schwab          Lehman MF
                               Small Cap    International     General US
                  S&P 500        Index          Index         Govt. Index
 ------------------------------------------------------------------------------
Oct-95            $1.000         $1.000         $1.000            $1.000
Nov-95            $1.044         $1.017         $1.028            $1.016
Dec-95            $1.064         $1.073         $1.068            $1.030
Jan-96            $1.100         $1.070         $1.071            $1.036
Feb-96            $1.110         $1.113         $1.073            $1.015
Mar-96            $1.121         $1.133         $1.093            $1.007
Apr-96            $1.137         $1.193         $1.119            $1.000
May-96            $1.167         $1.234         $1.106            $0.999
Jun-96            $1.171         $1.194         $1.113            $1.011
Jul-96            $1.119         $1.098         $1.084            $1.014
Aug-96            $1.143         $1.167         $1.094            $1.012
Sep-96            $1.207         $1.210         $1.126            $1.029
Oct-96            $1.241         $1.190         $1.122            $1.051

Schwab Small-Cap Index(R)          18.97%
Schwab International Index(R)      12.24%
S&P 500(R) Index                   24.06%
Lehman MF General
  US Govt. Index                    5.12%

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices are representative returns of specific market sectors from 11/1/95 through 10/31/96 and do not reflect a fund's performance. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.



DOMESTIC EQUITY MARKET HIGHLIGHTS

As shown on the graph above, domestic equities achieved strong returns during the fiscal year, outpacing both international equities and domestic bonds.6 During the fiscal year, the total return for the S&P 500(R) Index was 24.06% and the total return for the Schwab Small-Cap Index(R) was 18.97%.7 Both returns were in excess of their longer-term (20-year) averages of 14.47% for the S&P 500 Index and 16.83% for


6 The domestic equities market is represented by the S&P 500 Index and the Schwab Small-Cap Index. The Schwab Small-Cap Index is comprised of the common stocks of the second 1,000 largest publicly traded companies ranked by market capitalization, excluding investment companies.
7 Morningstar, Inc., for the period November 1, 1995 to October 31, 1996.

small cap stocks.8 Both of these indices reached new highs in the second quarter, experienced significant declines in June and July, and went on to recover (the S&P 500(R) Index reached a new high) by the close of the fiscal period.

Using most traditional measures, such as price-to-book value and dividend yield, many major market indices remain valued near their historic highs. The primary exception is the price-to-earnings ratio which, at 20 times earnings for the S&P 500 Index, is well above its historical average, but below its 1991 and 1987 highs of 26 and 22, respectively.

Although there are many contributing factors, most market observers attribute the market's strong performance to three key developments: the second straight year of impressive corporate earnings; a continuation of relatively moderate short- and long-term interest rates; and continued high levels of cash flowing into equity mutual funds.

INTERNATIONAL EQUITY MARKET HIGHLIGHTS

International equity returns were more modest and were heavily influenced by the strengthening dollar. In local currency terms, the total return of the Schwab International Index(R)9 for the 12 months ended October 31, 1996 was 17.82%. Because the U.S. dollar increased in value against most other currencies, the total return measured in U.S. dollars was 12.24%.


8 Morningstar, Inc., for the period November 1, 1976 to October 31, 1996.
9 The Schwab International Index is representative of the international equity market. This Index is comprised of the stocks of the 350 largest non-U.S. companies located in countries with developed securities markets and excludes investment companies.

                    30-YEAR AND 5-YEAR TREASURY BOND YIELDS

                   THIRTY YEAR           FIVE YEAR
                  TREASURY BOND        TREASURY BOND
                      YIELD                YIELD
                  -------------        -------------
11/3/95               6.28%                5.70%
11/10/95              6.34%                5.76%
11/17/95              6.23%                5.65%
11/24/95              6.25%                5.69%
12/1/95               6.09%                5.49%
12/8/95               6.05%                5.55%
12/15/95              6.10%                5.57%
12/22/95              6.06%                5.50%
12/29/95              5.95%                5.38%
1/5/96                6.05%                5.41%
1/12/96               6.15%                5.43%
1/19/96               5.97%                5.27%
1/26/96               6.05%                5.33%
2/2/96                6.16%                5.26%
2/9/96                6.10%                5.23%
2/16/96               6.24%                5.30%
2/23/96               6.41%                5.51%
3/1/96                6.37%                5.58%
3/8/96                6.71%                6.06%
3/15/96               6.74%                6.18%
3/22/96               6.66%                6.06%
3/29/96               6.67%                6.09%
4/5/96                6.82%                6.38%
4/12/96               6.80%                6.29%
4/19/96               6.79%                6.32%
4/26/96               6.79%                6.28%
5/3/96                7.12%                6.60%
5/10/96               6.93%                6.47%
5/17/96               6.83%                6.41%
5/24/96               6.83%                6.41%
5/31/96               6.99%                6.63%
6/7/96                7.03%                6.70%
6/14/96               7.09%                6.70%
6/21/96               7.10%                6.72%
6/28/96               6.87%                6.46%
7/5/96                7.19%                6.82%
7/12/96               7.03%                6.65%
7/19/96               6.97%                6.57%
7/26/96               7.01%                6.63%
8/2/96                6.74%                6.27%
8/9/96                6.69%                6.22%
8/16/96               6.77%                6.30%
8/23/96               6.96%                6.51%
8/30/96               7.12%                6.72%
9/6/96                7.11%                6.70%
9/13/96               6.95%                6.47%
9/20/96               7.04%                6.62%
9/27/96               6.91%                6.44%
10/4/96               6.74%                6.21%
10/11/96              6.85%                6.28%
10/18/96              6.80%                6.25%
10/25/96              6.82%                6.26%

BOND MARKET HIGHLIGHTS

As shown on the chart above, during the first three months of the fiscal year, both intermediate and long-term Treasury Bond yields declined, causing a corresponding increase in the value of bonds. This decline in rates was a result of concerns over a potential recession, an anticipated decline in demand for borrowing, and reduced inflationary expectations. The bond market experienced a dramatic reversal in sentiment during February, which marked the beginning of a sharp increase in Treasury Bond yields and a corresponding decrease in the value of bonds. The increase in rates was a result of strong economic data and concerns that the economy could be growing too fast, which could result in higher inflation levels. The last half of the fiscal year was characterized by some degree of volatility and no discernible trend, with trading ranges of 6.7% to 7.2% for the 30-year Treasury Bond and 6.2% to 6.8% for the 5-year Treasury Bond.

QUESTIONS AND ANSWERS


                  SCHWAB ONESOURCE PORTFOLIOS -- INTERNATIONAL
                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                 OneSource
                Portfolios-     MSCI EAFE
Date           International      Index
--------       -------------    ---------
10/16/96*       $10,000         $10,000
10/17/96        $10,000         $ 9,977
10/18/96        $10,040         $10,032
10/21/96        $10,030         $10,002
10/22/96        $10,010         $ 9,962
10/23/96        $ 9,980         $ 9,915
10/24/96        $ 9,960         $ 9,889
10/25/96        $ 9,950         $ 9,859
10/28/96        $ 9,930         $ 9,864
10/29/96        $ 9,910         $ 9,848
10/30/96        $ 9,920         $ 9,855
10/31/96        $ 9,910         $ 9,828

Cumulative Total Return            * Inception Date
   Since Inception
 (10/16/96* - 10/31/96)
       (0.90)%

The performance shown here represents a two-week period and is not indicative of the Fund's future performance. Updated performance numbers can be found on Schwab's web site at www.schwab.com or by calling 1-800-2 NO-LOAD.

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The Investment Manager and Schwab waived a portion of their fees and have guaranteed that total operating expenses will not exceed 0.50% through at least February 28, 1999. Without this fee waiver and guarantee, the Fund's total returns would have been lower. The performance graph compares a hypothetical $10,000 investment in the Fund since inception on October 16, 1996. This chart is for hypothetical illustration purposes only.

Q. CAN YOU DESCRIBE THE OVERALL INVESTMENT STRATEGY OF THE FUND?

A. The portfolio management team uses both quantitative and qualitative analysis to select underlying funds. Underlying funds are selected primarily from Schwab's Mutual Fund OneSource(R) service. Selection is based on an evaluation of the managers of the underlying funds, including their investment outlooks, management styles, hedging methods, country weighting and sector diversification. The portfolio management team currently divides the Fund into core and tactical components. We currently anticipate that the core component will typically represent 70% of the Fund. It is comprised primarily of international, regional and global funds. (At least 65% of the Fund will be invested in international funds at all times.) We anticipate that the tactical component will typically represent 30% of the Fund. It is comprised primarily of single country and emerging market funds. We will utilize quantitative techniques to help achieve the desired style, risk, and country weighting profiles in the Fund's core component. We will use the tactical component to capture country-specific market opportunities and to "fine-tune" portfolio allocation targets that may drift as a result of changes in country allocations of the underlying funds in the core component.

Q. WHY DID THE FUND HOLD SO MUCH CASH AT THE END OF THIS REPORTING PERIOD?

A. The cash position at the end of the reporting period was 13.8% of net assets. This cash level is certainly higher than our longer-term target for the Fund. Typically, we anticipate that the cash position will be no more than 5%. At the close of the reporting period, the Fund was just completing its second week of operations. Due to tax code provisions that are specific to mutual funds, we maintained a high level of cash between our mid-October inception date and the end of this very short fiscal year. We wanted to ensure that the Fund would not be put in the position of having to sell portfolio holdings-an event which would have had adverse tax implications for the Fund and its shareholders. Shortly after the close of the reporting period, the cash position was reduced to a level in line with our long-term targets. On November 29, the cash position of the Fund was 4.4% of net assets.

Q. HOW ARE THE FUND'S COUNTRY ALLOCATIONS DETERMINED? WHY IS THE FUND UNDER- OR OVER-INVESTED IN COMPANIES OF SOME COUNTRIES RELATIVE TO THE MSCI EAFE INDEX?

A. We evaluate the markets in each country based on the following factors: macro-economic issues (such as economic growth rate, inflation and interest rates), fiscal and monetary policy, political situation and market valuation. Based on these factors, with heavy emphasis on our assessment of the relative valuation of each country's market, we determine which countries we want to overweight or underweight relative to the MSCI EAFE Index. At the close of the Fund's fiscal period, the Fund maintained relative over-weightings in companies located in Hong Kong, Canada and emerging market countries. The Fund maintained relative under-weightings in companies located in Japan, the United Kingdom and Germany.

Q. WHY ARE INTERNATIONAL EQUITY INVESTMENTS AN ATTRACTIVE OPTION?

A. International stocks manifest characteristics that make them attractive elements of a well-diversified investment portfolio.10 Historically, international stocks have demonstrated high return potential and correlations of return that differ significantly from domestic stock returns. For example, for the twenty-year period ended 1995, international stocks, as measured by the MSCI EAFE Index, provided an average annual return of 14.4%.11 During the same period, international stocks had total return correlations of 0.43, 0.35, and
0.24 with domestic large-cap stocks, domestic small-cap stocks, and intermediate-term U.S. government bonds, respectively. A correlation of 1.0 means that the returns of the asset classes move together perfectly in relation to each other. A correlation of 0.0 means that the returns of the asset classes have no relationship. A negative correlation means that the returns of the asset


10 International investments also pose special risks that investors in U.S. securities may not face. Added risks include foreign currency movements, differences in financial standards, political changes and economic instability. 11 Source: BARRA, Inc.

classes move in opposite directions in relation to each other. When combining asset classes to formulate an investment portfolio, utilizing asset classes with low or even negative return correlations will result in lower total portfolio volatility.



Q. HOW DOES THE SCHWAB ONESOURCE PORTFOLIOS--INTERNATIONAL FIT INTO AN ASSET ALLOCATION PLAN?

A. The Schwab OneSource Portfolios--International can best be used to fulfill all or a portion of the international equity component of an asset allocation plan. Since the Schwab OneSource Portfolios--International is a broadly diversified international equity portfolio, the Fund should be a good representation of international equity market performance. Typically, investors with higher risk tolerances and longer-term investment horizons may be able to consider a larger allocation to international stocks. Investors with lower risk tolerances and shorter-term investment horizons may want to consider a smaller allocation to international stocks. An investment portfolio that uses ONLY international stocks will not realize the benefits of asset class diversification we described earlier. To take maximum advantage of these investment principles, international stocks should be combined with other major equity asset classes (such as large U.S. company stocks and small U.S. company stocks) to form the equity component of a well-diversified investment portfolio.

SCHWAB ONESOURCE PORTFOLIOS--INTERNATIONAL
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
October 31, 1996

                                                         Number
                                                        of Shares        Value
                                                        ---------     -----------
MUTUAL FUNDS--88.8%
AIM International Equity Fund Class A                     112,929     $ 1,735,718
Acorn International Fund                                   60,975       1,181,078
BT International Equity Fund                              176,922       2,949,283
Babson-Stewart Ivory International Fund                    65,548       1,178,549
Brinson Non-U.S. Equity Fund Class A                       95,201       1,067,200
Colonial Newport Tiger Fund Class Z*                      149,276       1,965,971
EV Traditional Greater China Growth Fund*                  38,597         590,539
Founders Passport Fund                                    245,987       3,350,338
Founders Worldwide Growth Fund                             55,191       1,181,078
GAM Japan Capital Fund Class A                            163,626       1,652,627
Hotchkis & Wiley International Fund                       111,786       2,366,505
Invesco European Small Company Fund                       105,473       1,681,232
Ivy Canada Fund Class A                                    47,105         483,764
Ivy International Fund Class A                             85,736       2,951,035
Janus Overseas Fund                                       222,425       3,294,111
Janus Worldwide Fund                                       68,308       2,363,469
Managers International Equity Fund                         55,065       2,357,896
Oakmark International Fund                                 79,468       1,185,684
Oppenheimer Global Fund Class A                            30,123       1,179,634
Scudder Latin America Fund                                 52,642       1,086,001
Seligman Henderson Global Smaller Companies Fund
  Class A                                                 233,586       3,536,498
Seven Seas Active International Fund                      101,820       1,094,562
SoGen Overseas Fund                                       212,879       2,954,757
Strong International Stock Fund                            85,777       1,179,434
Twentieth Century International Growth Fund               140,115       1,178,364
Vontobel Eastern European Equity Fund*                     76,300       1,062,101
Vontobel EuroPacific Fund                                  62,365       1,177,455
Warburg Pincus International Equity Fund Common
  Shares                                                   85,428       1,767,511
Warburg Pincus Japan OTC Fund Common Shares*              190,147       1,610,513
Wright Managed International Blue Chip Investment
  Fund                                                     69,396       1,179,736
                                                                       ----------
TOTAL MUTUAL FUNDS
  (Cost $53,066,888)                                                   52,542,643
                                                                       ----------

SCHWAB ONESOURCE PORTFOLIOS--INTERNATIONAL
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
October 31, 1996

                                                         Number
                                                        of Shares        Value
                                                        ---------     -----------
CASH EQUIVALENTS--13.8%
Seven Seas Money Market Fund+
  5.04%, 11/07/96                                       8,195,371     $ 8,195,371
                                                                       ----------
TOTAL MONEY MARKET FUNDS
  (Cost $8,195,371)                                                     8,195,371
                                                                       ----------
TOTAL INVESTMENTS--102.6%
  (Cost $61,262,259)                                                   60,738,014
                                                                       ----------
OTHER ASSETS AND LIABILITIES--(2.6%)
  Other Assets                                                            297,782
  Liabilities                                                          (1,855,672)
                                                                       ----------
                                                                       (1,557,890)
                                                                       ----------
NET ASSETS--100.0% (Note 6)
Applicable to 5,970,171 outstanding shares,
  $0.00001 par value (unlimited shares authorized)                    $59,180,124
                                                                      ===========
NET ASSET VALUE PER SHARE                                                   $9.91
                                                                            =====

---------------
* Non-Income Producing Security
+ Interest rate represents the yield on October 31, 1996.

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Period from October 16, 1996 (commencement of operations) to
October 31, 1996

Investment income:
  Interest                                                $  23,774
                                                          ---------
    Total investment income                                  23,774
                                                          ---------
Expenses:
  Investment advisory and administration fee                 17,321
  Transfer agency and shareholder service fees                5,852
  Custodian fees                                              2,800
  Registration fees                                          22,880
  Professional fees                                           9,408
  Shareholder reports                                        19,008
  Trustees' fees                                              1,504
  Amortization of deferred organization costs                   592
  Insurance and other expenses                                  416
                                                          ---------
                                                             79,781
Less expenses reduced and absorbed (Note 4)                 (68,078)
                                                          ---------
    Total expenses incurred by Fund                          11,703
                                                          ---------
Net investment income                                        12,071
                                                          ---------
Net realized gain (loss) on investments sold                     --
Net unrealized loss on investments                         (524,245)
                                                          ---------
Net loss on investments                                    (524,245)
                                                          ---------
Decrease in net assets resulting from operations          $(512,174)
                                                          =========

See accompanying Notes to Financial Statements.

SCHWAB ONESOURCE PORTFOLIOS--INTERNATIONAL
------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Period from October 16, 1996 (commencement of operations) to
October 31, 1996

Operations:
  Net investment income                                  $    12,071
  Net realized gain (loss) on investments sold                    --
  Net unrealized loss on investments                        (524,245)
                                                          ----------
  Decrease in net assets resulting from operations          (512,174)
                                                          ----------
Dividends to shareholders from net investment income              --
                                                          ----------
Capital share transactions:
  Proceeds from shares sold                               59,979,849
  Net asset value of shares issued in reinvestment
    of dividends                                                  --
  Less payments for shares redeemed                         (287,551)
                                                          ----------
  Increase in net assets from capital share
    transactions                                          59,692,298
                                                          ----------
Total increase in net assets                              59,180,124
Net assets:
  Beginning of period                                             --
                                                          ----------
  End of period (including undistributed net
    investment income of $12,071)                        $59,180,124
                                                          ==========
Number of Fund shares:
  Sold                                                     5,999,014
  Reinvested                                                      --
  Redeemed                                                   (28,843)
                                                          ----------
  Net increase in shares outstanding                       5,970,171
Shares outstanding:
  Beginning of period                                             --
                                                          ----------
  End of period                                            5,970,171
                                                          ==========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Period from October 16, 1996 (commencement of operations) to
October 31, 1996

1. DESCRIPTION OF THE FUND

The Schwab OneSource Portfolios -- International (the "Fund") is a series of Schwab Capital Trust (the "Trust"), a no-load, open-end, management investment company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund's assets are invested principally in a diversified portfolio of underlying international equity funds, primarily OneSource Funds that are not affiliated with the Fund, as defined in the 1940 Act. International equity funds are those which invest, under normal market conditions, in equity securities of companies located in one or more countries other than the United States with a developed securities market. The Fund is designed to give shareholders a single investment that offers broad international diversification.

In addition to the Fund, the Trust also offers the Schwab International Index Fund(R), Schwab Small-Cap Index Fund(R), Schwab Asset Director(R) - High Growth Fund, Schwab Asset Director - Balanced Growth Fund, Schwab Asset
Director - Conservative Growth Fund, Schwab S&P 500 Fund, Schwab Analytics Fund(TM), Schwab OneSource Portfolios - Growth Allocation and Schwab OneSource Portfolios - Balanced Allocation. The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Investments in underlying funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act, for a given day. Investments in securities traded on an

SCHWAB ONESOURCE PORTFOLIOS--INTERNATIONAL
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Period from October 16, 1996 (commencement of operations) to
October 31, 1996

exchange are valued at the last sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other investments, for which no quotations are readily available are valued at fair value as determined by the Fund's investment manager pursuant to guidelines adopted in good faith by the Board of Trustees.

Security transactions and investment income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund and its initial registration with the Securities and Exchange Commission are amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At October 31, 1996, (for financial reporting and federal income tax purposes), net unrealized loss aggregated $524,245, of which $64,481 related to appreciated securities and $588,726 related to depreciated securities.

------------------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager") whereby the Investment Manager manages the Fund's business affairs and provides underlying fund analysis, selection, ongoing monitoring, and investment management services. For these services, the Fund pays an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion. Under this agreement, the Fund incurred investment advisory and administration fees of $17,321 during the period ended October 31, 1996, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the period ended October 31, 1996, the Fund incurred transfer agency and shareholder service fees of $5,852, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the period ended October 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $1,504 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER
   AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. For the period ended October 31, 1996, the total of such fees and expenses reduced and absorbed by the Investment Manager was $62,226 and the total of such fees reduced by Schwab was $5,852 (see Note 7).

SCHWAB ONESOURCE PORTFOLIOS--INTERNATIONAL
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Period from October 16, 1996 (commencement of operations) to
October 31, 1996

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, aggregated $53,066,888 and $0, respectively, for the period ended October 31, 1996.

6. COMPOSITION OF NET ASSETS

At October 31, 1996, net assets consisted of:

Paid in capital                                     $59,692,298
Accumulated undistributed net investment income          12,071
Net unrealized loss on investments                     (524,245)
                                                    -----------
  Total                                             $59,180,124
                                                    ===========

At October 31, 1996, the Fund's Statement of Net Assets included: $1,717,546 payable for investments purchased, $15,935 payable for Fund shares redeemed, $44,905 receivable from advisor and $163,521 receivable for Fund shares sold.

------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period from October 16, 1996 (commencement of operations) to October 31, 1996:

Net asset value at beginning of period              $     10.00
Income from investment operations
  Net investment income                                      --
  Net realized and unrealized loss on investments         (0.09)
                                                    -----------
  Total from investment operations                        (0.09)
Less distributions
  Dividends from net investment income                       --
  Distributions from realized gain on investments            --
                                                    -----------
  Total distributions                                        --
                                                    -----------
Net asset value at end of period                    $      9.91
                                                    ===========
Total return (not annualized)                           (0.90%)
Ratios/Supplemental data
  Net assets, end of period                         $59,180,124
  Ratio of expenses to average net assets+                 0.50%*
  Ratio of net investment income to average net
     assets+                                               0.52%*
  Portfolio turnover rate                                     0%
  Average commission rate                                $ 0.00

---------------
+ The information contained in the above table is based on actual expenses for the period, after giving effect to the portion of fees reduced and expenses absorbed by the Investment Manager and Schwab. Had these fees and expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:

  Ratio of expenses to average net assets                                  3.41%*
  Ratio of net investment loss to average net assets                      (2.39%)*

* Annualized

------------------------------------------------------------------------------

To the Trustees and Shareholders
of the Schwab OneSource Portfolios--International

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab OneSource Portfolios - International (one of the series constituting Schwab Capital Trust, hereafter referred to as the "Trust") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period October 16, 1996 (commencement of operations) through October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
November 27, 1996

                              SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money funds.

                          SCHWAB ASSET ALLOCATION FUNDS

                    Schwab Asset Director(R)--High Growth Fund
                   Schwab Asset Director--Balanced Growth Fund
                 Schwab Asset Director--Conservative Growth Fund
                  Schwab OneSource Portfolios--Growth Allocation
                 Schwab OneSource Portfolios--Balanced Allocation

                               SCHWAB STOCK FUNDS

                               Schwab 1000 Fund(R)
                               Schwab S&P 500 Fund
                            Schwab Analytics Fund(TM)
                         Schwab Small-Cap Index Fund(R)
                       Schwab International Index Fund(R)
                    Schwab OneSource Portfolios--International

                                SCHWAB BOND FUNDS

                     Schwab Government Bond Funds--Long-Term
                             and Short/Intermediate
           Schwab Tax-Free Bond Funds--Long-Term and Short/Intermediate
                 Schwab California Tax-Free Bond Funds--Long-Term
                             and Short/Intermediate

                            SCHWAB MONEY MARKET FUNDS

Schwab offers an array of money market funds* that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(TM).

Please call 1-800-2 NO-LOAD for a free prospectus and brochure for any of the SchwabFunds(R).

Each prospectus provides more complete information, including charges and expenses. Please read it carefully before investing.

This report must be preceded or accompanied by a current prospectus.

* Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

SCHWABFUNDS                                                       BULK RATE
FAMILY(R)                                                       U.S. POSTAGE
[LOGO]                                                               PAID
101 Montgomery Street                                           CHARLES SCHWAB
San Francisco, California 94104



INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)1996 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

TF4444R(12/96) CRS 12012 Printed on recycled paper.